SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|-|      Soliciting Material Under Rule 14a-12


                         RECKSON ASSOCIATES REALTY CORP.
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

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              (2)     Aggregate number of securities to which transaction
                      applies:

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              (3)     Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4)     Proposed maximum aggregate value of transaction:

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              (5)     Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)     Amount Previously Paid:

                      ----------------------------------------------------------
              (2)     Form, Schedule or Registration Statement No.:

                      ----------------------------------------------------------

              (3)     Filing Party:


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




PRESS RELEASE

RECKSON ASSOCIATES REALTY CORP.                        SARD VERBINNEN & CO.
625 RECKSON PLAZA                                      (212) 687-8080 (PHONE)
UNIONDALE, NY  11556                                   CONTACT: PAUL CAMINITI
(516) 506-6000 (PHONE)                                          DENISE DESCHENES
(516) 506-6800 (FACSIMILE)                                      JEFFREY MATHEWS
CONTACT:  SUSAN MCGUIRE


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   RECKSON POSTPONES SPECIAL MEETING OF SHAREHOLDERS TO NOVEMBER 28, 2006

     (UNIONDALE, NEW YORK,-- (BUSINESS WIRE)-- NOVEMBER 17, 2006 - RECKSON ASSOCIATES REALTY CORP.(NYSE: RA) today announced that, in light of recent developments, in coordination with SL Green Realty Corp. (NYSE: SLG), it is postponing the date of its special meeting of stockholders originally scheduled for November 22, 2006 to November 28, 2006 to approve its pending merger with SL Green Realty Corp.

IMPORTANT INFORMATION AND WHERE TO FIND IT

Reckson and SL Green have filed a definitive proxy statement/prospectus as part of a registration statement regarding the proposed transaction with the Securities and Exchange Commission (SEC) on October 19, 2006. Investors and security holders are urged to read the proxy statement/prospectus because it contains important information about SL Green and Reckson and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by SL Green and Reckson with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from SL Green or Reckson by directing such request to: SL Green, 420 Lexington Avenue, New York, NY 10170, Attention: Investor Relations, or Reckson, 625 Reckson Plaza, Uniondale, NY 11556, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material before making any voting or investment decisions with respect to the merger.

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